Exhibit 10.4

LENDER JOINDER AND INCREASE AGREEMENT

THIS LENDER JOINDER AND INCREASE AGREEMENT (this “Agreement”) dated as of October 26, 2012 to the Credit Agreement referenced below is by and among CACI International Inc, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, Barclays Bank PLC (the “New Lender”), the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of October 21, 2010 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, pursuant to clause (iv) of the last proviso in Section 11.01 of the Credit Agreement the Borrower has the right to increase commitments under the Initial Revolving Facility subject to the terms and conditions therein; and

WHEREAS, each of the New Lender and the Lenders identified on the signature pages hereto (collectively, the “Participating Lenders”) has agreed to provide a new or additional commitment to the Initial Revolving Facility on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2. New Lender. The Borrower, the Guarantors and the New Lender acknowledge, agree and confirm that the New Lender shall from and after the date hereof be deemed to be a party to the Credit Agreement and a “Lender” and a “Revolving Lender” for all purposes of the Credit Agreement and the other Loan Documents and shall have all of the rights and obligations of a Lender and a Revolving Lender under the Credit Agreement and the other Loan Documents.

3. Incremental Facility Commitments. Each of the Participating Lenders agrees effective on the date hereof to increase its Revolving Commitment to (or, in the case of the New Lender, provide a Revolving Commitment in) the amount set forth on Exhibit A. The terms of such increased Revolving Commitments (or, in the case of the New Lender, such Revolving Commitment) shall be identical to the terms of the Initial Revolving Facility as in effect immediately prior to the date hereof, as the same may be amended subsequent to the date hereof in accordance with the Credit Agreement.

4. Conditions Precedent. This Agreement shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) execution of this Agreement by the Borrower, the Guarantors, the Participating Lenders, the Administrative Agent, the L/C Issuer and the Swing Line Lender;

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(b) receipt by the Administrative Agent of a Note for the New Lender executed by the Borrower, to the extent requested by the New Lender;

(c) no Default shall exist on the date hereof or would exist after giving effect to this Agreement and the increase in the Initial Revolving Facility contemplated herein;

(d) receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Agreement and the increase in the Initial Revolving Facility contemplated herein;

(e) receipt by the Administrative Agent of a certificate of the Borrower dated as of the date hereof signed by a Responsible Officer of the Borrower certifying that, before and after giving effect to this Agreement and the increase in the Initial Revolving Facility contemplated herein, (i) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, shall be true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (ii) no Default exists;

(f) receipt by the Administrative Agent of customary opinions of legal counsel to the Loan Parties (it being understood that opinions in respect of corporate and perfection by filing matters shall only be required in respect of Loan Parties organized under the laws of Delaware, California and Virginia), addressed to the Administrative Agent and each Lender (including the New Lender), dated as of the date hereof; and

(g) payment of all fees payable by the Borrower to the Administrative Agent and the Lenders on or prior to the date hereof in connection with the increase in the Initial Revolving Facility contemplated herein.

5. Agreement is a “Loan Document”. This Agreement is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Agreement.

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) agrees that, notwithstanding the effectiveness of this Agreement, the Security Agreement and each of the other Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (b) confirms its guaranty of the Obligations and its grant of a security interest pursuant to the Collateral Documents in its assets that constitute Collateral as collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guaranty and grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.

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8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Agreement by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Lender Joinder and Increase Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

BORROWER:	CACI INTERNATIONAL INC, a Delaware corporation

	By:	/s/ Thomas A. Mutryn
	Name:	Thomas A. Mutryn
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	CACI PRODUCTS COMPANY, a Delaware corporation
CACI PRODUCTS COMPANY CALIFORNIA, a California corporation
CACI, INC.-FEDERAL, a Delaware corporation
CACI TECHNOLOGIES, INC., a Virginia corporation
CACI DYNAMIC SYSTEMS, INC., a Virginia corporation
CACI PREMIER TECHNOLOGY, INC., a Delaware corporation
CACI MTL SYSTEMS, INC., a Delaware corporation
CACI SYSTEMS, INC., a Virginia corporation
CACI-CMS INFORMATION SYSTEMS, INC, a Virginia corporation
CACI ENTERPRISE SOLUTIONS, INC., a Delaware corporation
R.M. VREDENBURG & CO., a Virginia corporation
CACI-WGI, INC., a Delaware corporation
CACI SECURED TRANSFORMATIONS, INC., a Florida corporation
CACI-NSR, INC., a Delaware corporation
CACI TECHNOLOGY INSIGHTS, INC., a Virginia corporation
CACI-ATHENA, INC., a Delaware corporation
BUSINESS DEFENSE AND SECURITY CORPORATION,
a Virginia corporation
CACI-ISS, INC., a Delaware corporation
CACI-SYSTEMWARE INC., a California corporation
APPLIED SYSTEMS RESEARCH, INC., a Virginia corporation
TECHNIGRAPHICS, INC., an Ohio corporation
PANGIA TECHNOLOGIES, LLC, a Nevada limited liability company
DELTA SOLUTIONS AND TECHNOLOGIES, INC., a Virginia corporation
ADVANCED PROGRAMS GROUP, LLC,
a Virginia limited liability company
APG INTEL, LLC, a Virginia limited liability company
PARADIGM HOLDINGS, INC., a Nevada corporation
PARADIGM SOLUTIONS CORPORATION, a Maryland corporation
TRINITY INFORMATION MANAGEMENT SERVICES, INC.,
a Nevada corporation
CACI, INC.-COMMERCIAL, a Delaware corporation

	By:	/s/ Thomas A. Mutryn
	Name:	Thomas A. Mutryn
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES FOLLOW]

NEW LENDER:	BARCLAYS BANK PLC

	By:	/s/ Michael Mozer
	Name:	Michael Mozer
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Michael J. Radcliffe
	Name:	Michael J. Radcliffe
	Title:	Senior Vice President

SUNTRUST BANK

	By:	/s/ Baerbel Freudenthaler
	Name:	Baerbel Freudenthaler
	Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Gina Peters
	Name:	Gina Peters
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Crissola K. Talsania
	Name:	Crissola K. Talsania
	Title:	Vice President

ROYAL BANK OF CANADA

	By:	/s/ Richard Smith
	Name:	Richard Smith
	Title:	Authorized Signatory

BRANCH BANKING AND TRUST COMPANY

	By:	/s/ James E. Davis
	Name:	James E. Davis
	Title:	Senior Vice President

TD BANK, N.A.

	By:	/s/ William Panagis
	Name:	William Panagis
	Title:	Vice President

[SIGNATURE PAGES FOLLOW]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Mark Irey
Name:	Mark Irey
Title:	Assistant Vice President

FIRST COMMONWEALTH BANK

By:	/s/ Lawrence C. Deihle
Name:	Lawrence C. Deihle
Title:	Senior Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	Vice President and General Manager

[SIGNATURE PAGES FOLLOW]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Roberto Salazar
	Name:	Roberto Salazar
	Title:	Vice President

L/C ISSUER:	BANK OF AMERICA, N.A., as L/C Issuer

	By:	/s/ Michael J. Radcliffe
	Name:	Michael J. Radcliffe
	Title:	Senior Vice President

SWING LINE LENDER:	BANK OF AMERICA, N.A., as Swing Line Lender

	By:	/s/ Michael J. Radcliffe
	Name:	Michael J. Radcliffe
	Title:	Senior Vice President

EXHIBIT A

Revolving Commitment Increases

Participating Lender	Additional Revolving Commitment	New Revolving Commitment
Bank of America, N.A.	$13,000,000.00	N/A
SunTrust Bank	$13,000,000.00	N/A
Wells Fargo Bank, National Association	$13,000,000.00	N/A
PNC Bank, National Association	$12,000,000.00	N/A
Royal Bank of Canada	$9,000,000.00	N/A
Barclays Bank PLC	N/A	$60,000,000.00
Branch Banking and Trust Company	$8,000,000.00	N/A
TD Bank, N.A.	$8,000,000.00	N/A
U.S. Bank National Association	$6,000,000.00	N/A
First Commonwealth Bank	$3,000,000.00	N/A
Chang HWA Commercial Bank, Ltd., New York Branch	$5,000,000.00	N/A